Exhibit 99.1

Blucora Signs Amended Acquisition Agreement

to Acquire HK Financial Services

New Terms Adjust Purchase Price and Increase Flexibility Around Closing

IRVING, Texas, April 9, 2020 — Blucora, Inc. (NASDAQ: BCOR), a leading provider of tax-smart financial solutions that empower people to achieve their financial goals, today announced it has entered into an amended agreement to acquire privately held HK Financial Services (HKFS). The parties mutually agreed to enter into the amended agreement in response to current economic conditions.

The amended agreement adjusts the purchase price to $100 million, from $160 million, while also adding a financing contingency and setting a new target closing window between today and October 1, 2020. The amended agreement allows for the closing window to be extended upon mutual agreement, as well as the potential for performance-based earn-out payments over time, should the asset targets from the original agreement be achieved.

We believe that the amended transaction terms prioritize flexibility and balance sheet strength, while providing a path for Blucora to capture the valuable strategic and financial benefits of the transaction once it is closed. HKFS ended the first quarter with approximately $4.1 billion in total client assets, and had first quarter net inflows of approximately $214 million. The amended transaction terms value HKFS at approximately 6.3x 2020 EBITDA, including fully realized synergies, and the transaction is expected to enhance Blucora’s revenue growth rate and margins. The Company also expects the transaction to be accretive to EBITDA, EPS and cash flow, net of integration expenses.

The addition of HKFS to Blucora’s wealth management segment is expected to enable end-to-end retirement plan services for Avantax advisors’ small business clients and expands the usage base of our proprietary tax-smart investing software. The acquisition is expected to significantly increase Blucora’s total addressable market, extending the Company’s presence in the fast-growing captive RIA segment and improving conversion of CPA prospects. With this acquisition, Blucora is laying the groundwork for future opportunities, while adding important growth catalysts.

“We continue to believe that the acquisition of HKFS will bring significant short and long-term strategic value to our advisors, end-customers and stockholders and given the current market environment we felt it was appropriate to undertake a detailed review of the transaction terms and timing,” said Chris Walters, President and Chief Executive Officer at Blucora. “At a time of dynamic change and uncertainty, we believe that the addition of HKFS to our business will allow us to deliver even more compelling solutions and choices to CPA firms, advisors and end-clients, thereby enabling us to serve a greater number of CPA firms and tax professionals, improve asset retention and add a fast-growing, high margin captive RIA platform to our business.”

For additional transaction details, please see the Current Report on Form 8-K filed by the Company today with the Securities and Exchange Commission.

About Blucora®

Blucora, Inc. (NASDAQ: BCOR) is on the forefront of financial technology, pioneering tax-smart financial solutions that empower people to achieve their goals. Blucora operates in two segments including wealth management, through its Avantax Wealth Management business (formerly operating under the HD Vest and 1st Global brands), the largest tax-focused broker-dealer, with $71 billion in total client assets as of December 31, 2019, and tax preparation, through its TaxAct business, a market leader in tax preparation software with approximately 3 million consumer and professional users. With integrated tax and wealth management, Blucora is uniquely positioned to provide better long-term outcomes for customers with holistic, tax-advantaged solutions. For more information on Blucora, visit www.blucora.com.

Investor Contact:

Bill Michalek

Blucora Investor Relations

(972) 870-6463

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. When used in this release, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “intends,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. Actual results may differ significantly from management’s expectations due to various risks and uncertainties including, but not limited to: the impact of the recent coronavirus outbreak on our results of operations and our business, including the impact of the resulting economic downturn and the extension of tax filing deadlines and other related relief; our ability to effectively implement our future business plans and growth strategy; our ability to effectively compete within our industry; our ability to attract and retain financial advisors, qualified employees, clients, and customers, as well as our ability to provide strong customer/client service; our ability to close, finance, and realize all of the anticipated benefits of our recent or pending acquisitions, as well as our ability to integrate the operations of recently acquired businesses, and the potential impact of such acquisitions on our existing indebtedness and leverage; our future capital requirements and the availability of financing, if necessary; our ability to meet our current and future debt service obligations, including our ability to maintain compliance with our debt covenants; downgrade of the Company’s credit ratings; our ability to generate strong investment performance for our clients and the impact of the financial markets on our clients’ portfolios; the impact of new or changing legislation and regulations (or interpretations thereof) on our business, including our ability to successfully address and comply with such legislation and regulations (or interpretations thereof) and increased costs, reductions of revenue, and potential fines, penalties or disgorgement to which we may be subject as a result thereof; risks, burdens, and costs, including fines, penalties or disgorgement, associated with our business being subjected to regulatory inquiries, investigations or initiatives; risks associated with legal proceedings, including litigation and regulatory proceedings; our ability to manage leadership and employee transitions, including costs and time burdens on management and our board of directors related thereto; political and economic conditions and events that directly or indirectly impact the wealth management and tax preparation industries; our ability to respond to rapid technological changes, including our ability to successfully release new products and services or improve upon existing products and services; the compromising of confidentiality, availability or integrity of information, including cyberattacks; our expectations concerning the revenues we generate from fees associated with the financial products that we distribute; risks related to goodwill and other intangible asset impairment; our ability to develop, establish, and maintain strong brands; risks associated with the use and implementation of information technology and the effect of security breaches, computer viruses, and computer hacking attacks; our ability to comply with laws and regulations regarding privacy and protection of user data; our ability to maintain our relationships with third-party partners, providers, suppliers, vendors, distributors, contractors, financial institutions, industry associations, and licensing partners, and our expectations regarding and reliance on the products, tools, platforms, systems, and services provided by these third parties; our beliefs and expectations regarding the seasonality of our business; our assessments and estimates that determine our effective tax rate; and our ability to protect our intellectual property and the impact of any claim that we have infringed on the intellectual property rights of others.

In addition, there are risks associated with the acquisition, such as: our ability to consummate the acquisition, including our ability and HKFS’s ability to fulfill the conditions to the closing of the acquisition on a timely basis or at all; the availability and terms of financing to fund the purchase price for the acquisition; our ability to retain key management and employees of HKFS following the acquisition; post-acquisition revenues being lower than expected, costs being higher than expected, synergies being less than expected or our post-acquisition financial results differing generally from our internal projections; and the risk of an unfavorable reaction to the acquisition by our employees, vendors, suppliers, advisors and clients of our advisors, as well as the other risks and factors included in the Company’s filings with the Securities and Exchange Commission.

A more detailed description of these and certain other factors that could affect actual results is included in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this release, except as may be required by law.